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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 4, 2005

                         ALBANY MOLECULAR RESEARCH, INC.
               (Exact Name of Registrant as Specified in Charter)

       Delaware                    000-25323               14-1742717
 (State or other juris-           (Commission            (IRS Employer
diction of incorporation          File Number)         Identification No.)

    21 Corporate Circle, P.O. Box 15098, Albany, NY           12212
       (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (518) 464-0279


          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02    Results of Operations and Financial Condition

         On August 4, 2005, Albany Molecular Research, Inc. (the "Company") issued a press release announcing its financial results for the three and six months ended June 30, 2005. That release referred to certain attached financial highlights for the three and six months ended June 30, 2005. The full text of the press release, including the financial tables referred to within the release, which were posted on the Company's internet website, are furnished as Exhibit 99.1 hereto and are incorporated by reference herein.



Item 9.01    Financial Statements and Exhibits

        Exhibits

        Exhibit No.           Description
        -----------           -----------
              99.1            Press release and financial tables dated August 4,
                              2005, issued by Albany Molecular Research, Inc.







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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:     August 4, 2005           ALBANY MOLECULAR RESEARCH, INC.


                                   By:     /s/ Mark T. Frost
                                       -----------------------------------------
                                       Mark T. Frost
                                       Chief Financial Officer, Treasurer and
                                       Secretary

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                                  Exhibit Index


Exhibit No.           Description
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      99.1            Press release and financial tables dated August 4,
                      2005, issued by Albany Molecular Research, Inc.